EXHIBIT 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                Pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Chief Executive Officer and Chief Financial Officer of CPI Corp., a Delaware corporation (the “Company”), do hereby certify that:

(1)	The Annual Report on Form 10-K for the year ended February 5, 2005 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and the results of operations of the Company.

/s/ David M. Meyer	/s/ Gary W. Douglass

David M. Meyer	Gary W. Douglass
Chairman of the Board of Directors	Executive Vice President, Finance
and Member of the Office of the	and Chief Financial Officer and
Chief Executive	Member of the Office of the Chief
Executive

/s/ Jack Krings

Jack Krings
President and Chief Operating
Officer and Member of the Office
of the Chief Executive
Date: April 21, 2005

Date: April 21, 2005
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